UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004


FORM 8-K


CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 14, 2018
(June 7, 2018)


Oakridge Holdings, Inc.
(Exact name of registrant as specified in its charter)








Minnesota

0-1937

41-0843268
(State or Other Jurisdiction of
Incorporation)

(Commission
File Number)

(IRS Employer
Identification No.)
400 West Ontario Street
Unit 1003
Chicago, IL 60654
(Address of principal executive offices; zip code)
Registrant's telephone number, including area code: (312) 505-9267


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

'
Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

-
Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

-
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

-
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure
Bankruptcy Court's Approval of Second Amended Disclosure
Statements
    As previously disclosed, on May 22, 2017, Oakridge Holdings,
Inc. ('we' or the 'Company') and our operating subsidiary, Stinar HG, Inc., a Minnesota corporation ('Stinar' and together with the Company, the 'Debtors') filed voluntary petitions in the United States Bankruptcy Court for the District of Minnesota (the 'Bankruptcy Court') seeking relief under
Chapter 11 of Title 11 of the United States Code (the 'Bankruptcy
Code'). The Chapter 11
cases are being administered under the captions 'In re Oakridge
Holdings, Inc.,' Case No. 17-
31669 and In re Stinar HG, Inc., dba Stinar Corporation Case
No. 17-341670 (the 'Chapter 11
Cases'). The Debtors continue to operate their businesses and manage their properties as 'debtors-in-possession' under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.
    As previously disclosed, on April 16, 2018, the Debtors each filed with the Bankruptcy Court a Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code (the 'Initial
Plans') and a Disclosure Statement relating to each of the I nitial Plans (the 'Initial Disclosure
Statements').
    By order dated June 7, 2018, the Bankruptcy Court approved a Second Amended Disclosure Statement, dated June 6, 2018, for each of the Debtors (the 'Disclosure Statements'), relating to a First Modified Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy
Code, dated June 5, 2018 (the 'Plans'), for each of the
Debtors.  The Bankruptcy Court's
approval of the Disclosure Statements allows the Debtors to commence soliciting votes for confirmation of the Plans.
    The Disclosure Statements and ballots are expected to be mailed on or about June 11, 2018.
The deadline for returning completed ballots is July 13, 2018.
By order of the Bankruptcy Court,
copies of the Disclosure Statements will be mailed only to those creditors entitled to vote on the respective Plans. The Bankruptcy Court's confirmation hearing is currently expected to be held on July 18, 2018. Persons who are entitled to vote on either of the Plans should obtain and read the related Disclosure Statement prior to voting to accept or reject a Plan.
    Copies of the Company's First Modified Plan of Reorganization and Second Amended Disclosure Statement are attached hereto as Exhibits
99.1 and 99.2, respectively. Copies of Stinar's First Modified Plan of Reorganization and Disclosure Statement are attached hereto as Exhibits 99.3 and 99.4, respectively. In accordance with General
Instruction B.2 of Form 8-K, Exhibits 99.1, 99.2, 99.3 and 99.4 shall not be deemed 'filed' for purposes of Section 18 of the Securities Exchange Act of 1934 (the 'Exchange Act') or otherwise subject to the liabilities of that section, nor shall Exhibits 99.1, 99.2, 99.3 and 99.4 be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange
Act, except as may be expressly set forth by specific reference in such filing.
The full text of the Disclosure Statements and the Plans are available online, at the at the following URL: http://sapientialaw.com/for-creditors-and-shareholders
-of-stinar-hg-inc-and-oakridge-holdings-inc/

Item 9.01. Financial Statements and Exhibits.

(d)
Exhibits



99.1

First Modified Plan Of Reorganization of Oakridge Holdings, Inc.
99.2

Second Amended Disclosure Statement of Oakridge Holdings, Inc.
99.3

First Modified Plan Of Reorganization of Stinar HG, Inc.
99.4

Second Amended Disclosure Statement of Stinar HG, Inc.


__________________________________________________________


SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.














OAKRIDGE HOLDINGS, INC.
(Registrant)




Date: June 14, 2018



By:

/s/ Robert C. Harvey




Name:

Robert C. Harvey




Title:

President, Chief Executive Officer, Chief
Financial Officer and Chairman of the
Board of Directors